SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for  Use  of   the   Commission   Only   (as   permitted   by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                      Dallas Gold And Silver Exchange, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:
        ______________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ______________________________________________________________
     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ______________________________________________________________
     5) Total fee paid: ______________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:_________________________________
       2)   Form, Schedule or Registration No.:_____________________
       3)   Filing Party; __________________________________________
       4)   Date Filed: ____________________________________________

                                PRELIMINARY COPY
                                ----------------

                      DALLAS GOLD AND SILVER EXCHANGE, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 25, 2001



Notice is hereby given that the Annual Meeting of Shareholders of Dallas Gold and Silver Exchange, Inc. will be held on Monday, June 25, 2001, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, for the purpose of considering and voting upon:

     1.   The election of Directors.

     2. Amending the Company's Articles of Incorporation to change the name of the Company to DGSE Companies, Inc.

     3. Transacting such other business as may properly come before the meeting.

The close of business on April 18, 2001, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board
                               and Secretary
Dated: April 27, 2001

                                PRELIMINARY COPY
                                ----------------




                                 PROXY STATEMENT

                                ----------------

                      DALLAS GOLD AND SILVER EXCHANGE, INC.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Dallas Gold and Silver Exchange, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 25 2001, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about April 27, 2001. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors and the proposed amendment to the Company's Articles of Incorporation to change the name of the Company to DGSE Companies, Inc., the proxy will be voted in the manner specified on the enclosed proxy. If no instructions are received, the proxy will be voted for the proposals as set forth in the proxy.

At the close of business on April 18, 2001, 4,927,990 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 18, 2001, are entitled to notice of and to vote at the meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on March 26 2001, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the five nominees for election as Directors:

                                                   Year First
                                                    Elected
                                                  Director or
                                                   Appointed
                                                   Officer of
     Name             Age     Position              Company
     ----             ---     --------            -----------

Dr. L.S. Smith
Ph.D (1)                 54     Chairman of the       1980
                                Board of Direc-
                                tors, Chief
                                Executive Officer
                                and Secretary

W.H. Oyster (2)          48     Director, Presi-      1990
                                dent and Chief
                                Operating Officer

John Benson (3)          55     Director and          1992
                                Chief Financial
                                Officer

William P. Cordeiro (4)  56     Director              1999

James Walsh (5)          50     Director              1999

Business Experience During Last Five Years
------------------------------------------

     (1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

     (2) Director, President and Chief Operating of the Company since January 1990.

     (3) Director, Chief Financial Officer of the Company since December 1992 and member of the Audit Committee since June 1999.

     (4) Director and independent member of the Audit Committee of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

     (5) Director and independent member of the Audit Committee of the Company since June 1999. Chairman of the Board and Chief Executive Officer of Hawaiian Vintage Chocolate Company, Inc., ("HVCC") since July 1993. The common stock of HVCC has been registered under Section 12(g) of the Securities Exchange of 1934 since January, 2000.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 18, 2001, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address              Amount and nature         Percent
  of beneficial owner        of beneficial owner(1)     of class(1)
---------------------        ----------------------     -----------

Dr. L. S. Smith, Ph.D              1,880,149 (2)            38.2%
  2817 Forest Lane
  Dallas, Texas 75234


Howard P. Alan-Lee                   250,000                 5.1%
  11230 Dilling Street
  North Hollywood,
  California 91602

John Michael Paulson                 275,000 (3)(4)          5.6%
  2250 East Tropicana
  # 19-121, Las Vegas,
  Nevada 89119

Edward White                         275,000 (3)(4)          5.6%
  21700 Oxnard Street
  Woodland Hills,
  California 91367

---------------------

     (1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in footnotes (3) and (4) below. All calculations are based on 4,927,990 shares outstanding as of the above referenced date.

     (2)  Includes 50,000 shares held in trust for the benefit of third parties.

     (3) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which John Michael Paulson is a co-trustee with Edward White.

     (4) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which Edward White is a co-trustee with John Michael Paulson.



                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 18, 2001, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address              Amount and nature        Percent
  of beneficial owner         of beneficial owner(1)    of class(1)
-----------------------      -----------------------   ------------
Dr. L. S. Smith, Ph.D.              1,880,149 (2)          38.2%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                          188,615 (3)           3.8%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                           110,000 (4)           2.2%
  2817 Forest Lane
  Dallas, TX 75234

William P. Cordeiro
  1340 E. Alosta #  200
  Glendora, CA 91740                    7,500 (5)            .2%

James Walsh
  4614 Kilauea # 435
  Honolou, HI 96816                     2,500 (5)            .1%

All directors and officers         2,188,764  (6)          44.4%
  as a group (5 individuals)

----------------------------

(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,927,990 shares outstanding as of the above referenced date.
(2)  See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" preceding.
(3) Includes 150,000 shares currently exercisable under a stock option with an exercise price of $2.21 per share.
(4) Includes 100,000 shares currently exercisable under stock options with an average exercise price of $1.91 per share.
(5) Includes 2,500 shares currently exercisable under stock options with an exercise price of $ 4.19 per share.
(6)  Includes  150,000,  100,000 and 5,000 shares  currently  exercisable  under
     stock   options  with  exercise   prices  of  $2.21,   $1.91  and  $  4.19,
     respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers to send reports of their ownership and of changes in ownership of the Company's Common Stock to the Securities and Exchange Commission. Based on the Company's review of the reports it has received, the Company believes all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions in 2000.



                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 2000, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.

The Company does not have a nominating or compensation committee of the Board of Directors, or any committee performing similar functions.

An audit committee of the Board of Directors was formed during June 1999, and met twice during the year 2000. The audit committee oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Company's financial statements and compliance with laws, regulations and corporate policies. The audit committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000 with senior management. The audit committee has discussed with Grant Thornton, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from Grant Thornton required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with Grant Thornton the independence of Grant Thornton as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-QSB for the year ended December 31, 2000 for filing with the United States Securities Exchange Commission. Specific functions and responsibilities of the audit committee are set forth in the charter adopted by the Board of Directors which is attached as Appendix A to this proxy statement. Its members are William P. Cordeiro, James Walsh and John Benson.



Compensation of Directors

Directors who are also employees of the Company do not receive any compensation for serving as a director or as a member of a committee of the Board of Directors. Directors who are not employees of the Company receive a fee in the amount of $ 500 for each meeting of the Board of Directors and each committee of the Board of Directors meeting attended. In addition these directors have each been granted options for the purchased of 2,500 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $ 100,000. SUMMARY COMPENSATION TABLE

                              Annual Compensation      Long-Term
                              -------------------    Compensation
                                                        Awards
Name                                                  Securities
and                                                     Under-
Principal                                               lying
Position               Year      Salary      Bonus     Options
--------------------------------------------------    ----------

Dr. L.S. Smith         2000     $175,000  $128,989        -
Chief Executive        1999     $175,000  $127,300        -
Officer                1998     $125,000  $153,577        -

W.H. Oyster            2000     $160,000   $86,152        -
President and          1999     $140,000   $70,438        -
Chief Operating        1998     $140,000   $15,548        -
Officer

John Benson            2000     $ 97,500   $32,288        -
Chief Financial        1999     $ 92,500   $27,642        -
Officer                1998     $ 92,500   $24,900        -


                 PROPOSED AMENDMENT OF ARTICLES OF INCORPORATION
                           TO CHANHE THE COMPANY NAME

On March 26, 2001, the Board of Directors adopted, subject to shareholder approval, a resolution to amend Article First of the Articles of Incorporation of the Company to change the name of the Company to DGSE Companies, Inc.

The Company currently has operations in Dallas, Texas, Carrollton, Texas, Mt. Pleasant, South Carolina and offers its products for sale world wide over the internet. Accordingly, the Board of Directors believe that the name change is appropriate and desirable to more properly reflect the broader geographical nature of the business of the Company. In addition, the name change would identify the Company in a manner that would correspond to the Company's current NASDAQ trading symbol.

The Board of Directors deems it advisable and in the best interest of the Company that the shareholders approve the proposed amendment of Article First of the Articles of Incorporation to change the name of the Company to DGSE Companies, Inc.

The Board of Directors recommend that shareholders entitled to vote at the meeting vote "FOR" approval of the amendment.

Pursuant to Nevada law, approval of the proposed amendment to the Company's Articles of Incorporation to change the name of the Company requires approval by shareholders holding at least a majority of the outstanding shares of the Common Stock of the Company.


                                    AUDITORS

The Company has selected Grant Thornton LLP to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 2000, were as follows:

Description of Service                Amount of Fee
----------------------                -------------
  Audit Fees                             $ 77,500
  Financial Information System
    Design and Implementation Fees          -0-
  Other Fees                                1,800(1)
--------------------------------------------------------------------------------
(1) Fees billed for the preparation of Federal Income Tax Return for the year ended December 31, 2000.
--------------------------------------------------------------------------------

A representative of Grant Thornton will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.



                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2002 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than December 28, 2001. Apart from the preceding requirements, after that date any notice of a shareholder proposal will be considered untimely for inclusion in next years proxy statement if received after March 13, 2002. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for action at the meeting. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will have discretionary authority to vote the shares represented by the proxies in accordance with their best judgment.


                                              By Order of the Board of Directors


                                              /s/  L. S. Smith
                                              ----------------------------------
                                              Dr. L. S. SMITH, Ph.D
                                              Chairman of the Board
                                              and Secretary

                                  FORM OF PROXY
                                  -------------

                                      FRONT

PROXY         DALLAS GOLD AND SILVER EXCHANGE, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of Dallas Gold and Silver Exchange Inc. held of record by the undersigned on April 18, 2001, at the Annual Meeting of Shareholders to be held June 25, 2001, or any adjournment thereof.

1.   ELECTION OF DIRECTORS
       FOR all nominees listed below(except      WITHHOLD AUTHORITY to vote for
       as marked to the contrary below) ____     all nominees listed  ____

         INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

 Dr. L. S. Smith   W. H. Oyster  John Benson   William P. Cordeiro  James Walsh

2 PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DGSE COMPANIES, INC.

       ___ FOR                 ___ AGAINST                ___  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                    REVERSE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

                                    Please  sign  exactly  as name  below.  When
                                    shares  are  held  by  joint  tenants,  both
                                    should sign.  When  signing as attorney,  as
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title as such. If
                                    a corporation, please sign in full corporate
                                    name  by  President   or  other   authorized
                                    officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:______________________________, 2001

                                    Signature__________________________________

                                    Signature if held jointly__________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      Appendix A
                                                                      ----------


                       Dallas Gold & Silver Exchange, INC.
                             Audit Committee Charter


Organization

This charter governs the operations of the Audit Committee of Dallas Gold & Silver Exchange, Inc. The Audit Committee shall review and reassess this charter on at least an annual basis and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, two of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded. The members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded.

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel at the Company's expense, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone' for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors.


o The Audit Committee shall review the interim financial statements with management0 prior to the filing of the Company's Quarterly Reports on Form 1O-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to. be communicated to the audit committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.


o The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Reports on Form 1O-K (or the annual reports to shareholders if distributed prior to the filing of Form 1O-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.